Lakeland Bancorp, Inc.

Nasdaq: “LBAI”
Thomas J. Shara, President & CEO
Joseph F. Hurley, Executive Vice President and CFO

Year End 2008

Lakeland bancorp, inc.

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Exhibit 99.1

Lakeland bancorp, inc.
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The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters. The words “anticipates,” “projects,”
“intends,” “estimates,” “expects,” “believes,” “plans,” “may,” “will,” “should,” “could,” and other similar expressions are intended to identify such forward-looking statements. The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements.
In addition to the risk factors disclosed elsewhere in this document, the following factors, among others, could cause the Company’s actual results to differ materially and adversely from such forward-looking statements:  changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S.
Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury’s preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’
acceptance of the Company’s products and services and competition.
The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company’s actual results to be materially different than those described in the Company’s periodic filings with the
Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.
Statement Regarding Forward-Looking Information

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$2.6 Billion Commercial Bank 3 rd largest publicly held commercial bank headquartered in New Jersey - (6 th largest including thrifts) 40-year history 49 Branches Corporate Profile 3

Lakeland bancorp, inc. INTERESTED INVESTED INVOLVED in you!

PA
NY
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
NYC
UNION
RICHMOND
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

NJ is #1 based on population density
NJ is #1 in Median Household Income
NJ Per Capita Income equals 1.3X the
average state
8
th
highest state in total deposits
New Jersey Marketplace
Source: SNL Financial 2008

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Stockholder Information (“LBAI”)
Market Cap – $160 Million
23.6 million shares outstanding (20.0 million float)
3,700 registered shareholders
80,000 average daily share volume
16% insider ownership
22% institutional ownership
5.90% dividend yield
10.4 current P/E, 11.5 forward P/E (17.2 average past 5 years)

Stock Price $6.82 on February 20, 2009

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Capital Position
Book Value per Share – $9.33
Tangible Book Value per Share – $5.54
Stockholders’ Equity – $221 million
Tangible Equity – $131 million
Price x Book – 0.73
Price x Tangible Book – 1.23
Equity to Assets – 8.36%
As of December 31, 2008

Stock Price $6.82 on February 20, 2009

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$59m under TARP Capital Protection Program
Well Pro
Capitalized 12/31/2008 Forma
Tier 1 Ratio 6% 10.23% 13.11%
Total Risk Based
Capital Ratio 10% 11.52% 14.36%
Leverage Ratio 5% 8.08% 10.17%
Tangible Equity Ratio 5.14% 7.28%
Tangible Common Equity 5.14% 5.14%

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Attractive Demographics of Marketplace
Source: SNL Financial / ESRI
2008 Median household income:
Current Markets:
-
Morris, NJ   ($103,406) (#7 in U.S.)
-
Bergen, NJ  ($  84,976)
-
Sussex, NJ  ($  84,153)
-
Passaic, NJ ($  62,614)
-
Essex, NJ    ($  56,614)
Contiguous Markets:
-
Hunterdon, NJ ($109,245) (#4 in U.S.)
-
Somerset, NJ  ($102,548) (#6 in U.S.)
-
Rockland, NY  ($  93,514)
-
Orange, NY     ($  69,022)

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County	State	Total Deposits in Markets ($M) [(1)]	# of Small Businesses [(2)]
Current counties of operation			
Bergen	NJ	$ 33,048	32,828
Essex	NJ	$ 15,262	19,858
Morris	NJ	$ 13,707	17,370
Passaic	NJ	$ 9,403	12,046
Sussex	NJ	$ 2,255	3,641
Warren	NJ	$ 2,034	2,803
Total		**$ 75,709**	**88,546**
Contiguous counties			
Hudson	NJ	$ 24,428	13,059
Middlesex	NJ	$ 18,888	21,218
Union	NJ	$ 15,688	14,449
Rockland	NY	$ 7,309	9,093
Somerset	NJ	$ 8,863	9,783
Orange	NY	$ 5,220	8,975
Hunterdon	NJ	$ 3,047	4,128
Total		**$ 83,443**	**80,705**
Grand Total		**$ 159,152**	**169,251**

ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX

Source: fdic.gov and US Census (1) Data as of June 30, 2008 (2) Data as of 2008; Small businesses defined as those with less than 100 employees Expansion Strategy 9

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(1) Based on total deposits each target had in the respective counties
(2) Acquired branches since January 1, 2007
Capitalize on Recent Consolidation Activity
We have the opportunity to take advantage of recent
consolidation activities in our target market area:
- Attract new customers seeking high service levels
- Attract quality employees seeking the “community bank” model
Our target market has experienced 11 mergers over the
last two years where 25% of deposits ($39 billion) have
or will be “turned over.”
(1)
Recent major acquisitions in our market area:
- Investors Bancorp / American Bancorp of NJ
- Banco Santander / Sovereign Bancorp
- Wells Fargo / Wachovia
- JP Morgan / Washington Mutual
- Valley National / Greater Community
- Toronto-Dominion Bank / Commerce Bancorp
- Provident Financial / First Morris Bank & Trust
- TD Banknorth / Interchange
- Capital One / North Fork
- TD Banknorth / Hudson United

HUNTERDON
WARREN
ORANGE
SUSSEX
BERGEN
PASSAIC
MIDDLESEX
SOMERSET
UNION
HUDSON
MORRIS
ESSEX
ROCKLAND

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Experienced Management Team
Midlantic 25+ Chief Operating Officer
Horizon 30+ Chief Operations Officer
Fleet Bank 30 Chief Credit Officer
Bank of New York 30 Chief Retail Officer
Hudson United,
TD Banknorth
35 Chief Lending Officer
Hudson United, HSBC 25+ Chief Financial Officer
Hudson United,
TD Banknorth
25 President & CEO
Prior Experience
Years
Experience
Title

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$2,700
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$2,141
$2,206
$2,264
$2,514
$2,643
2004
2005
2006
2007
2008

Total Assets (Dollars in Millions) 12

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Commercial Lending
Six NJ Lending offices
Legal lending limit – $33m, House limit – $22m
Average Commercial loan size approximately $500k
Only twelve borrowers with over $10 million exposure
Centralized lending approval
C&I Lending
New Chief Lending Officer
Established specialized C&I Lending Team
Integrated C&I Lenders into other lending teams
Relationship Banking

Lakeland bancorp, inc. INTERESTED INVESTED INVOLVED in you!

$1,170
$290
$63
$217
$88
$102
$411
$1,307
$302
$68
$257
$90
$101
$489
$1,586
$315
$88
$272
$196
$105
$609
$1,881
$310
$92
$302
$356
$115
$707
$2,031
$316
$108
$337
$311
$139
$820
2004
2005
2006
2007
2008
(dollars in millions)
Commercial Real Estate (40%)
Commercial and Industrial (7%)
Leases (15%)
Mortgage (17%)
Construction (5%)
Consumer and Home Equity (16%)

Loan Growth 8% in 2008 and 19% in 2007 14

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Res Constr 8%
Multi Family 9%
Com'l Constr 7%
Other 14%
Office 11%
Owner Occupied 30%
Retail 14%
Mixed 7%

Commercial & Construction Loans by Category 15

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16 Consumer and Residential Loans In market portfolio Consumer – $240m Home Equity, $75m Other Residential Mortgages – $337m; 1-4 Family Average FICO scores > 730

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Leasing Business
Acquired Company in 2000
Small Ticket (<$100k), average 3 to 4 year commercial leases
Full Payout Leases
Industries – Transportation (36%), Services (13%), Manufacturing
(7%), Construction (10%), Healthcare (6%) as of October 31
Equipment – Vehicles (47%), Machinery (8%), Construction (7%),
Furniture (3%), Medical (5%), Office Equipment (8%)
Geographic Dispersion – nationwide; one-quarter in Tri State Region
Credit Quality Challenges Developed in 2Q 2008
De-emphasizing Business – down $75m (20%) since June 2008

Lakeland bancorp, inc. INTERESTED INVESTED INVOLVED in you!

0.64%
0.18%
0.20%
0.41%
Total
0.78%
Leasing
0.46%
0.32%
2004
2005
2006
2007
2008

2.5%
2.0%
1.5%
1.0%
0.5%
0%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.62%
0.41%
0.10%
0.28%
0.68%
1.41%
1.00%
0.85%
0.78%
1.23%
2004
2005
2006
2007
2008
Reserves/Loans
Net Charge Offs/Avg Loans

Non Performing Assets (as a % of Total Assets) Loan Quality 18 Reserves and Charge Offs

55%
4%
6%
19%
16%
MBS/CMO ($217m)
Munis ($64m)
Agencies ($75m)
Equities, FHLB, CRA ($22m)
Corporate Debt ($14m)

Investment Securities
(December 31, 2008)
$392 million (15% of Total Assets)
Primarily for liquidity purposes
Short agencies, MBS, Munis
NO CDOs, CLOs, auction rate bonds, etc.
NO Agency Preferreds, NO TRUPs
NO unusual write downs required
4.30% yield
3.0 year Weighted Average Life
1.8 year Effective Duration

Lakeland bancorp, inc.
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$1,726
$1,798
$1,860
$1,987
$2,056
$96
$270
$142
$543
$357
$319
$154
$293
$95
$607
$336
$312
$209
$293
$101
$631
$322
$303
$240
$364
$154
$620
$318
$292
$217
$394
$281
$572
$290
$302
2004
2005
2006
2007
2008

11%
15%
19%
14%
14%
27%
DDA ($302)
Savings ($290)
NOW ($572)
MMDA ($281)
Time < $100K ($394)
Time > $100K ($217)

Total Deposits ($M) Deposit Mix Deposits 20 Total Deposits - 3% in 2008 and 7% in 2007 Core Deposits - 3% in 2008 and 4% in 2007

2008 Results 21

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Highlights
8% Loan Growth
3% Deposit Growth
38bp improvement in Net Interest Margin
$17 million (23%) increase in Net Interest Income
No Impairment Write-downs
Loan loss provision of $23.7m vs. $6.0 m
17% increase in Revenues
3% increase in Expenses
Efficiency Ratio falls to below 55% from 63% in 2007

Lakeland bancorp, inc. INTERESTED INVESTED INVOLVED in you!

($ millions)	2008	2007	CHANGE $	CHANGE %
Net Interest Income	$ 88	$ 71	$ 17	24
Provision	(24)	(6)	(18)	
Fee Income	18	19	(1)	(5)
Expenses	(60)	(58)	(2)	(3)
Pretax	22	26	(4)	(15)
Tax Expense	(7)	(8)	1	12
Net Income	**$ 15**	**$ 18**	**$ (3)**	**(16)%**

23 Summary Income Statements

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	2008	2007	CHANGE
Asset Yield (TEY)	6.12%	6.42%	(30)bp
IB Liability Cost	2.70	3.51	81
Spread	3.42	2.91	51
NIM	3.79%	3.41%	38 bp

3.82%
3.73%
3.39%
3.41%
3.79%
2004
2005
2006
2007
2008

24 Net Interest Margin

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2008	Leasing	Non Leasing	Total Company
Loans	$ 311	$ 1,719	$ 2,030
Provision	$ 17.8	$ 5.9	$ 23.7
Charge Offs	$ 11.1	$ 2.3	$ 13.4
As % of Loans	3.05%	0.14%	0.68%
NPA + Other Assets	$ 12.2	$ 8.3	$ 20.5
As % of Assets	0.46%	0.32%	0.78%

25 Credit Metrics

Lakeland bancorp, inc. INTERESTED INVESTED INVOLVED in you!

65%
60%
55%
50%
60.70%
59.8%
62.3%
63.2%
54.8%
2004
2005
2006
2007
2008

Efficiency Ratio 26

Conclusion 27

Lakeland bancorp, inc. INTERESTED INVESTED INVOLVED in you!

28 Address Leasing Issues Expand Lending Capabilities Right Size Branch Network Capitalize On Banking Consolidations Strategic Direction

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Investment Considerations
New CEO
New direction
Competitive dislocations
Excellent demographics
Right sized
Inexpensive stock price
-
Trailing P/E – 10.4 (5 year average – 16.3)
-
Forward P/E – 11.5
-
Dividend Yield – 5.90%
-
Price to Tangible Book – 1.23
-
Price to Book – 0.73 (5 year range 1.21-1.87)
Stock Price $6.82 on February 20, 2009